Exhibit 99.1

Investor Presentation March 2010 Bill Timmerman Chairman & CEO Ron Clary VP – New Nuclear Deployment Kevin Marsh SCE&G President & COO Jimmy Addison Sr. VP & CFO

Safe Harbor Statement 2 Statements included in this presentation which are not statements of historical fact are intended to be, and are hereby identified as, "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements concerning future debt issuance, cost of capital, capital structure, revised rates filings, effective dates of rates, inflation rates, construction costs, AFUDC rates, capital expenditures, construction schedules, licensing and permitting activities, completion dates for new units, investment tax credits, fuel costs, generation mix, customer and demand growth, natural gas prices, uranium prices, coal prices, CO2 emission costs, and construction and permitting contingencies and risks. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expects,” “forecasts,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” or “continue” or the negative of these terms or other similar terminology. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially form those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially form those indicated by such forward-looking statements include, but are not limited to, the following: (1) the information is of a preliminary nature and may be subject to further and/or continuing review and adjustment; (2) regulatory actions, particularly changes in rate regulation, regulations governing electric grid reliability and environmental regulations; (3) current and future litigation; (4) changes in the economy, especially in areas served by subsidiaries of SCANA Corporation (SCANA); (5) the impact of competition from other energy suppliers, including competition form alternate fuels in industrial interruptible markets; (6) growth opportunities for SCANA’s regulated and diversified subsidiaries; (7) the results of short- and long-term financing efforts, including future prospects for obtaining access to capital markets and other sources of liquidity; (8) changes in SCANA’s or its subsidiaries’ accounting rules and accounting policies; (9) the effects of weather, including drought, especially in areas where the Company’s generation and transmission facilities are located and in areas served by SCANA’s subsidiaries; (10) payment by counterparties as and when due; (11) the results of efforts to license, site, construct and finance facilities for baseload electric generation; (12) the availability of fuels such as coal, natural gas and enriched uranium used to produce electricity; the availability of purchased power and natural gas for distribution; the level and volatility of future market prices for such fuels and purchased power; and the ability to recover the costs for such fuels and purchased power; (13) the availability of skilled and experienced human resources to properly manage, operate, and grow the Company’s businesses; (14) labor disputes; (15) performance of SCANA’s pension plan assets; (16) higher taxes; (17) inflation; (18) compliance with regulations; and (19) the other risks and uncertainties described from time to time in the periodic reports filed by SCANA or South Carolina Electric & Gas Company (SCE&G) with the United States Securities and Exchange Commission (SEC). The Company disclaims any obligation to update any forward-looking statements.

Financial 3

• Well-defined strategic growth plan focused on growing retail customer base in southeastern U.S. • 96% of EPS from regulated businesses • Management team comprised of results-oriented experienced utility executives: -Average age < 57 -Industry average experience > 28 -SCANA average experience > 25 SCANA Strategic Focus – Conservative Growth 4 EPS & Dividend Goals: To grow EPS by an average of 4-6% annually for the next 3-5 years with 55-60% target dividend payout Electric & Natural Gas Natural Gas Only Interstate Natural Gas Transmission Pipeline

Earnings per Share by Company Quarter Ended December 31, Year Ended December 31, 2009 2008 2009 2008 SC Electric & Gas $ .39 $ .46 $ 2.29 $ 2.34 PSNC Energy .17 .17 .38 .36 Carolina Gas Transmission .02 .01 .08 .07 SCANA Energy – Georgia .07 .10 .20 .28 Corporate and Other (.03) (.01) (.10) (.10) Basic and Diluted EPS $ .62 $ .73 $ 2.85 $ 2.95 5

6 2009 – 2008 Financials 2008 EPS $2.95 Electric Margin (1) (.09) Natural Gas Margins (.05) O&M .18 Interest Expense (Net of AFUDC) (.03) Property Taxes (.05) Depreciation, including interest income (1) (.05) EIZ State Income Tax Benefit .11 Asset Sales (.05) Equity AFC .12 Redemption of Preferred Stock (.02) Dilution (.12) Other (.05) 2009 EPS $2.85 Note (1): This variance analysis reflects earnings per share (EPS) components on an after-tax basis, net of the effect of adjustments applied pursuant to the South Carolina Public Service Commission’s approval of SCE&G’s adoption of updated, lower depreciation rates for its electric operations.

Total O&M ($ millions) Q409 2009 2009 2008 % Change 2009 2008 % Change O&M $155 $170 (8.8)% $640 $675 (5.2)% “DON’T SPEND IT UNLESS NECESSARY FOR SAFETY, RELIABILITY OR EXCELLENT CUSTOMER SERVICE” 7

8 2005 2006 2007 2008 2009 3.1% 2.2% 2.5% 1.6% 0.8% Electric Percentage Growth Per Year 2005 2006 2007 2008 2009 2.4% 3.1% 2.8% 2.0% 1.0% Gas Percentage Growth Per Year (December 31) (December 31) Regulated - Customer Growth

CAPEX 2010E-2012E 2010 2011 2012 TOTAL SCE&G - Normal Generation $ 100 $ 83 $ 102 $ 285 Transmission & Distribution 190 199 236 625 Other 31 21 32 84 Gas 49 55 59 163 Common 25 18 10 53 395 376 439 1,210 PSNC Energy 59 67 63 189 Other 38 28 31 97 Total “Normal” 492 471 533 1,496 New Nuclear 468 586 853 1,907 Cash Requirements for Construction 960 1,057 1,386 3,403 Nuclear Fuel 77 6 85 168 Total Estimated Capital Expenditures $1,037 $1,063 $1,471 $3,571 9 (Millions of dollars)

 Debt: SCANA - Refinancing - $300 $250 SCE&G - Refinancing - 150 - SCE&G - New Issue - 250 600 PSNC - Refinancing - 150 - PSNC - New Issue $100 - - 100 850 850 Equity: 401(k)/DRP 90 95 100 Additional (estimated) 150 150 150 $240 $245 $250 $1.1 Billion Credit Facility Expires December 2011, plan to renew in 2010 2010 2011 2012 Private placement closed in 2009, but delayed draw until 2010 to mitigate interest expenses Financing Plan 2010 - 2012 (Millions of dollars) 10

Regulatory 11

Regulatory 2009 Regulatory Outcomes Filed Revenue Requested Revenue Granted % Req. Granted % Increase Effective BLRA Initial Filing 05/30/08 $7.8M $7.8M 100% 0.4% APR 09 BLRA Annual RRA 05/29/09 $22.5M $22.5M 100% 1.1% NOV 09 RSA - Gas 06/15/09 $13.4M $13.0M 97% 2.5% NOV 09 2010 Regulatory Schedule New Nuclear Annual Matters Retail Electric Base Case 2/16 – Q1 Status Report 2/28 - Integrated Resource Plan Filing See Slide 13 5/17 – Q2 Status Report 3/25 - Fuel Cost Review Aug – Q3 Status Report 5/30 - BLRA Revised Rate Application Nov – Q4 Status Report 6/15 - Gas RSA Filing 12

South Carolina Retail Electric Base Rate Case Requested Base Rate Increase Requested 9.52% Return on Equity 11.60% Equity Component 52.96% Rate Case Activity Schedule January 15, 2010 Case Filed March 23, 2010 SCE&G Testimony Due May 24-27, 2010 Hearing Scheduled July 15, 2010 New Rates Phase 1 of 3 January 1, 2011 New Rates Phase 2 of 3 July 1, 2011 New Rates Phase 3 of 3 Three Phases Phase 1 7/15/10 3.19% $66M Phase 2 1/01/11 3.06% $64M Phase 3 7/01/11 3.27% $68M 9.52% $198M 13

Allowed ROE Actual ROE Regulatory Actions Rate Base (Millions of $) SCE&G - Retail Electric 11.00% 6.82%* (1) $4,821** SCE&G - Retail Gas 10.25% 10.63% (2) $442 PSNC Energy – Retail Gas 10.60% 11.30% $700 CGT – Gas Transmission 12.70% 12.50% $159 (1) Rate filing pending (2) New base rates enacted 11/09 *For 12 months ended 9/30/09 ** As of 9/30/09 14 Regulated Return and Rate Base

Nuclear Strategy 15

The Need For New Generation 16 RESERVE MARGIN: •12% Target Floor •18% Target Ceiling •Need for base load generation by 2016

 Generation Mix By Fuel 17 Non-emitting 23% Non-emitting 59% 2009 Generation Mix 2019 Planned Generation Mix Hydro 4% Biomass 4% Hydro 3% Biomass 1% Gas 7% Coal 34% Nuclear 55% Nuclear 18% Gas 26% Coal 51%

System Dispatch By Fuel 18 2009 2016 2019 Biomass 1% 1% 1% Coal 51% 45% 34% Nuclear 18% 40% 55% Gas 26% 12% 7% Hydro 4% 2% 3%

Nuclear Strategy = Carbon Strategy 19 Service Territory consumer demand will grow 26% by 2020 Avg. 2.0% a year = 20 year history Nuclear Generation Expansion = 21% supply growth 5% shortfall must come from demand reduction Transparency Public quarterly progress filings Predictability Greenhouse gas emissions in 2020 will be less than 1997 Substantial savings from avoided carbon taxes

 20 SC Regulatory Structure Base Load Review Act – PSC Docket # 2008-196-E Key Provisions: Up-front prudence Annual rate adjustments providing cash return (financing cost) on CWIP Projected test year for in-service costs Actions to Date: State Order affirming prudence and allowing construction and operations Initial rate increase for CWIP through June 2008, effective March 2009 First revised rate adjustment for CWIP through June 2009, effective November 2009 Revised Milestone Schedule approved January 2010 Abandonment Stipulation: “Where a plant is abandoned after a base load review order approving rate recovery has been issued, the capital costs and AFUDC related to the plant shall nonetheless be recoverable under this article provided that the utility shall bear the burden of proving by a preponderance of the evidence that the decision to abandon construction of the plant was prudent.”

21 Nuclear Technology / Project Data 60 Year design life - modular construction concept Generation III – passive design State approvals granted Feb 2009 NRC COL expected late 2011/early 2012 1st plant operational in 2016 2nd plant operational in 2019 More than 50% of EPC contract Fixed/Fixed with Escalation Opportunity to fix additional portion prior to COL

Current Status: Filed Part I & II of application in late 2008 May 2009 - Named 1 of 4 projects considered for additional due diligence Submitted preliminary credit assessment in 3rd quarter 2009 Formal due diligence to be performed by DOE in 2010 Negotiation of final terms not likely until late 2010 Next Step: www.lgprogram.energy.gov Current Rule Establishing Loan Guarantee Program (10 CFR part 609) Key Concerns: Allocation of $18.5 billion available funds Determine up-front credit subsidy cost and other fee structures Collateral package & covenants/commercial terms Federal Loan Guarantee Program 22

Partnerships – Shared Knowledge Santee Cooper: Joint Ownership SCANA (55%) = 1,229 MW Santee Cooper (45%) = 1,005 MW Plants - 2 AP1000 Units Each = 1,117MW Total = 2,234MW Partnership Strengths: Current relationship – Partners in VC Summer Unit 1 State Political Support Investment Grade Credit Ratings China: Reciprocal agreement to share AP1000 knowledge SCE&G has access to Chinese nuclear construction site throughout build cycle China gets operational insight Benefits to SCE&G: China already ahead in construction by three years Ability to learn from their experiences 23

AP-1000 Design Control Document (DCD) NRC approved Jan 2006 thru Rev 15 Rev 16 filed May 2007 Rev 17 filed Sept 2008 incorporated Rev 16 Rev 18 to be filed in 2010 incorporating Rev 17 Current NRC DCD approval schedule Aug 2011 Shield building design questions Changed to account for aircraft impact Testing ongoing @ Purdue Expect SCANA COL late 2011/early 2012 Anticipate commercial operation in 2016 24 DCD Approval

Steel Plate Nelson Studs Tie Bars Outside Weld Typical Configuration of Enhanced Shield Building Concrete Filled Steel Plate Wall Steel Plate Shield Building Design

26 Nuclear Team Years Experience Name Degree Title License SCANA Industry Steve Byrne BS Engineering EVP Generation & Chief Nuclear Officer SRO 15 25 Jeff Archie BS Engineering Senior Vice President SROC 32 32 Ron Clary BS & MS Engineering VP – New Nuclear Deployment SROC 37 40 Dan Gatlin BS Engineering VP- Nuclear Operations SRO 27 29 Carlette Walker BS Accounting VP – Nuclear Financial Administration CPA 26 26 Alan Torres AS/BA/BS Business & Engineering Construction Manager SROC 33 33 Skip Smith BS Engineering Manager – New Nuclear Deployment SROC 36 36

Photos 27

VCS Nov 2008 -Aerial NND Building 28

VCS Sept 09–Aerial NND Building 29

VCS Jan 2010-Aerial NND Building 30

Warehouse Area Construction Offices Equipment Laydown Area VCS Units 2&3 VCS Jan 2010-Aerial 31

Circulating Water Pipe Staged 32

Sanmen Containment Vessel Lower Bowl China Images are copyrighted and are courtesy of Westinghouse Electric Company, LLC 33

Sanmen CV transport China Images are copyrighted and are courtesy of Westinghouse Electric Company, LLC 34

Sanmen CA-04 Module China Images are copyrighted and are courtesy of Westinghouse Electric Company, LLC 35

Haiyang CA-20 module lift China Images are copyrighted and are courtesy of Westinghouse Electric Company, LLC 36

Management 37

 William B. Timmerman Chairman, President and Chief Executive Officer William Timmerman, 63, joined SCANA in 1978. A native of Columbia, South Carolina, Timmerman earned a bachelor’s degree in accounting from Duke University in 1968 and is a 1990 graduate of the Advanced Management Program at the Harvard Business School. He is an alumnus of Leadership South Carolina. His career includes four years of enlisted service in the United States Navy. Timmerman was the senior vice president of finance and administration for Carolina Energies, Inc. when the company merged with South Carolina Electric & Gas Company in 1982 to later form SCANA Corporation. He then assumed the role of vice president of finance and was elected chief financial officer, followed by appointments to senior vice president and executive vice president. Elected to the board in 1991, Timmerman became president in 1995 and has been serving as the company’s chairman, president and CEO since March 1997. William B. Timmerman 38

Kevin B. Marsh Kevin B. Marsh President and Chief Operating Officer – SCE&G Kevin Marsh, 55, joined SCANA in 1984. A native of Atlanta, Georgia, Marsh earned a bachelor of science degree in accounting at the University of Georgia in Athens. He began his career with Deloitte & Touche in Columbia, South Carolina, in 1977. His career with SCE&G began as group manager of technical accounting; he was named vice president and controller in 1989. Since then, he has served in the capacity of vice president of corporate planning for SCE&G and vice president of finance, treasurer and controller for SCANA Corporation. In 1996, Marsh was named vice president and chief financial officer of SCANA and became senior vice president in 1998. He also served as president and chief operating officer of PSNC Energy, headquartered in Gastonia, North Carolina. He was appointed to his current role of president and chief operating officer of SCE&G in 2006. 39

Jimmy E. Addison Jimmy Addison, 49, joined SCANA in 1991. A native of Lancaster, South Carolina, Addison is a graduate of the University of South Carolina. He holds a bachelor of science and a masters degree in accounting, and is also a certified public accountant in South Carolina. Addison began his SCANA career as controller of SCE&G. In 1996, he assumed the additional responsibility of the information and technology group. He was appointed as vice president of finance for SCANA and all its subsidiaries in 2001 and chief financial officer in 2006. Prior to joining SCANA, Addison spent seven years in public accounting with Deloitte and Touche’s Charlotte and Columbia offices, and was also a partner in a Columbia CPA practice. In 2001, Addison received the Moore School of Business Distinguished Young Alumni award. Jimmy E. Addison Senior Vice President and Chief Financial Officer 40

Stephen A. Byrne Stephen Byrne, 50, joined SCANA in 1995. A native of West Hartlepool, England, Byrne graduated from Wayne State University in Michigan with a bachelor of science degree in chemical engineering. In his current role, Byrne is responsible for a diversified fleet of nuclear, coal, gas, hydro and pumped storage facilities. He served as general manager of nuclear plant operations from 1995 to 2000 at Virgil C. Summer Nuclear Station and vice president of nuclear operations from 2000 to 2004. Byrne has more than 25 years of experience in the nuclear industry, including 12 years at the Davis-Besse Nuclear Power Station in Ohio, where he received a Nuclear Regulatory Commission senior reactor operator's license. Byrne is the current president of the Carolinas Virginia Nuclear Power Associates, Inc. Decommissioning Project and chairman of the Nuclear Energy Institute’s New Plant Working Group. Stephen A. Byrne E. V. P., Generation & Chief Nuclear Officer – SCE&G 41

Subsidiaries 42

 SCE&G Electric Customer Growth Distribution system: - 18,187 pole miles - 6,552 trench miles Safety Electric Operations ranked in the Top Quartile among 17 within Southeastern Electric Exchange with an OSHA Accident Frequency Rate of 1.30 Reliability In 2009, SCEG Electric Operations trimmed 3,570 miles of electric right of way and will trim approximately 3,500 miles in 2010. SCE&G Electric Customers SCE&G Electric Operations $2.1B Electric Operating Revenues for 2009 Approx. 655,000 customers at 12/31/09 4,557 MW Territorial peak demand 14,082 average annual kWh use SCE&G Electric Service Territory Columbia Aiken Beaufort Charleston Florence Myrtle Beach SCE&G Electric Customers Year Total % Growth 2004 591,497 2.5% 2005 610,025 3.1% 2006 623,453 2.2% 2007 639,312 2.5% 2008 649,636 1.6% 2009 654,830 0.8% 43

SCE&G Gas Customer Growth • added 2,613 customers in 2009 •Growth rates above industry - Growth for 2009 = 0.9% Customer Service •#3 (in the South region) in customer satisfaction according to JD Power Regulatory •PSC approved, effective during the first billing cycle of November 2009, recovery RSA, of 2.46% (or $13 million) •Continued allowed ROE of 10.25% Safety •#3 in safety performance in the Southern Gas Association (SGA) ranking out of 38 companies SCE&G LNG Plant Description SCE&G owns and operates two plants • Bushy Park LNG Plant - Located in Goose Creek, SC • Salley LNG Plant - Located in Salley, SC The combined total storage of the two plants is 1,889,000 mcf equivalent SEC&G Gas Operations Services Territory Columbis Florence Aiken Myrthle Beach Charleston Beaufort 44

 PSNC Energy Franchised Counties Un-Franchised Counties PSNC Energy Territory RALEIGH CHARLOTTE ASHEVILLE PSNC Energy Service Territory Customer Growth Currently serve 472,950 customers – added 5,088 customers in 2009 Continues to have customer growth at rates higher than the industry average Net customer growth for 2009 = 1.1% Earnings Earned $46 million in 2009 net income Customer Service #2 in customer satisfaction by JD Power among residential gas customers in the South #1 in customer satisfaction among business customers in the South Region Regulatory November 2008 – received Order from the North Carolina Utilities Commission allowing for: - Rate decoupling mechanism (“CUT”) - Allowed ROE of 10.6% 45

SCANA Energy Georgia Who we are •Established in 1998 when Georgia deregulated market •Number two marketer consistently •Customer base in excess of 400,000 •Selected as Regulated Provider of Last Resort (POLR) since initiation in 2002 Solid earnings record and cash contribution •8 consecutive years of positive earnings •Same management team for past 9 years •Non-capital intensive cash generating business •Dividends to SCANA Market Stability •Constructive regulatory environment •Consistent cash earnings stream 2010 EPS Estimate = $.20 - $.22 per Share Augusta Atlanta Savannah 46

 CGT CGT Delivers Value on Key Metrics Stable Earnings – 93% of capacity contracted to 2012 or later – Minimal credit risk The Industry Leader in Customer Satisfaction – Ranked #1 out of 54 pipelines in North America based on 2010 Mastio Study – Pipelines rated on 30 individual attributes: CGT #1 in 17 categories and Top 5 in 26 of the 30 categories – CGT #1 in “Overall Performance” Safe & Highly Reliable Pipeline – Highest safety rating of any pipeline in 2008 & 2009 – Highest rated pipeline in “Reliability of Firm Transportation” in 2010 Industry Survey Poised for Growth – Carbon legislation could drive significant growth with power generation and increased industrial usage of natural gas Interstate Natural Gas Pipeline in Georgia and South Carolina 1500 miles of pipeline – Up to 24” in diameter; Up to 1200 PSIG operating pressure – Over 250 delivery meters – Global sources of supply via connections with Southern Natural Gas, Transco, and Southern LNG (Elba Island) – Hub-like nature maximizes supply options and reliability Customers include local distribution companies, municipalities, power generators, large industrials and energy marketers Transco-Grover Transco-Moore SNG-Aiken SNG-Port Wentworth Zone 2 Zone 1 SLNG-Elba Island 47

 SCANA Energy Marketing Markets natural gas primarily in the Southeast, and provides energy-related risk management services. SCANA Communications Provides fiber optic telecommunications, ethernet services data center and communication towers in the Carolinas and Georgia. ServiceCare Provides service contracts on home appliances and heating and air conditioning units. Non-Regulated Subsidiaries 48